                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

VANGUARD BOND INDEX FUND, INC. -- TOTAL BOND MARKET PORTFOLIO -- INVESTOR SHARES



1. Average Annual Total Return (As of December 31, 1997)


       P (1 + T)n = ERV


    Where:       P
                 =  a hypothetical initial payment of $1,000
               T =  average annual total return
               N =  number of years
             ERV =  ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    9.44%
          N =    1
        ERV =    $1,094.42*
    Five Year
          P =    $1,000
          T =    7.42%
          N =    5
        ERV =    $1,430.39*
     Ten Year
          P =    $1,000
          T =    8.88%
          N =    10
        ERV =    $2,341.06*


    *Not adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended December 31, 1997)


                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c X d


    Where:   a =  dividends and interest paid during the period

             b =  expense dollars during the period (net of reimbursements)
             c =  the average daily number of shares outstanding during the period
             d =  the maximum offering price per share on the last day of the period
     Example    a =  $26,074,891.99
                b =  $810,293.59
                c =  489,528,666.62
                d =  $10.09
            Yield =  6.22%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
          VANGUARD BOND INDEX FUND, INC. -- SHORT-TERM BOND PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)


       P (1 + T)n = ERV


    Where:       P
                 =  a hypothetical initial payment of $1,000
               T =  average annual total return
               N =  number of years
             ERV =  ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    7.04%
          N =    1
        ERV =    $1,070.38+
    Five Year
          P =    $1,000
          T =    6.18%*
          N =    *
        ERV =    $1,258.54+



    *Since inception -- March 1, 1994


    +Not adjusted for $10 account maintenance fee.



2. YIELD (30 Days Ended December 31, 1997)


                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c X d


    Where:   a =  dividends and interest paid during the period

             b =  expense dollars during the period (net of reimbursements)
             c =  the average daily number of shares outstanding during the period
             d =  the maximum offering price per share on the last day of the period
     Example    a =  $2,467,216.57
                b =  $82,757.66
                c =  50,183,500.10
                d =  $10.00
            Yield =  5.77%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
       VANGUARD BOND INDEX FUND, INC. -- INTERMEDIATE-TERM BOND PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)


       P (1 + T)(n) = ERV


    Where:
               P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               N =  number of years
             ERV =  ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    9.41%
          N =    1
        ERV =    $1,094.08+

    Five Year
          P =    $1,000
          T =    7.49%*
          N =    *
        ERV =    $1,319.30+


    *Since inception -- March 1, 1994

    +Not adjusted for $10 account maintenance fee.



2. YIELD (30 Days Ended December 31, 1997)


                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d


    Where:   a =  dividends and interest paid during the period

             b =  expense dollars during the period (net of reimbursements)


             c = the average daily number of shares outstanding during the period

             d = the maximum offering price per share on the last day of the period

     Example    a =  $3,498,879.50
                b =  $110,812.63
                c =  66,265,289.83
                d =  $10.20
            Yield =  6.09%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
 VANGUARD BOND INDEX FUND, INC. -- TOTAL BOND MARKET PORTFOLIO -- INSTITUTIONAL
                                     CLASS


1. Average Annual Total Return (As of December 31, 1997)


       P (1 + T)(n) = ERV


    Where:
               P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               N =  number of years
             ERV =  ending redeemable value at the end of the period
    EXAMPLE:

     One Year
          P =    $1,000
          T =    9.55%
          N =    1
        ERV =    $1,095.50
    Five Year
          P =    $1,000
          T =    7.80%*
          N =    *
        ERV =    $1,187.30*


    *Since inception -- September 18, 1995


2. YIELD (30 Days Ended December 31, 1997)


                  Yield = 2[(a - b +1)(6)-1]
                            -------
                             c X d


    Where:   a =  dividends and interest paid during the period

             b =  expense dollars during the period (net of reimbursements)

             c = the average daily number of shares outstanding during the period

             d = the maximum offering price per share on the last day of the period

     Example    a =  $8,179,406.34
                b =  $127,084.47
                c =  153,511,691.79
                d =  $10.09
            Yield =  6.32%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
           VANGUARD BOND INDEX FUND, INC. -- LONG-TERM BOND PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)


       P (1 + T)n = ERV


    Where:       P
                 =  a hypothetical initial payment of $1,000
               T =  average annual total return
               N =  number of years
             ERV =  ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    14.30%
          N =    1
        ERV =    $1,143.00+



    Five Year
          P =    $1,000
          T =    9.41%*
          N =    *
        ERV =    $1,411.82+


    *Since inception -- March 1, 1994

    +Not adjusted for $10 account maintenance fee.



2. YIELD (30 Days Ended December 31, 1997)


                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c X d


    Where:   a =  dividends and interest paid during the period

             b =  expense dollars during the period (net of reimbursements)
             c =  the average daily number of shares outstanding during the period
             d =  the maximum offering price per share on the last day of the period
     Example    a =  $440,251.57
                b =  $13,635.12
                c =  7,751,553.66
                d =  $10.78
            Yield =  6.21%